EXHIBIT 10.2

               DEFAULT WAIVER, FIRST AMENDMENT TO PROMISSORY NOTE
                                AND PUT AGREEMENT

     This Default Waiver, First Amendment to Promissory Note and Put Agreement (this "Amendment") is entered into this 18th day of March, 2016, by and between Slainte Ventures, LLC, a Delaware limited liability company ("Holder") and United Cannabis Corporation, a Colorado corporation, UC Colorado Corporation, a Colorado Corporation, UCANN California Corporation, a California corporation and UC Oregon Corporation, an Oregon corporation (collectively, together with any successor, referred to as "Company") whose address is 1600 Broadway, Suite 1600, Denver, Colorado 80202.

                                    RECITALS

     A. Holder and Company have entered into that certain Promissory Note dated as of December 18, 2014 (the "Note").

     B. Company has requested that Holder amend the Note to (i) extend the Maturity Date and (ii) make certain other revisions to the Note as more fully set forth herein.

     C. Company is currently in default under sections Events of Default under Sections 1.6.1 (with respect to that certain Convertible Promissory Note issued on October 6, 2015 to Vis Vires Group, Inc. in the principal amount of $59,000, that certain 12% Convertible Note issued on October 8, 2015 to JSJ Investments Inc. in the principal amount of $102,000, that certain 10% Convertible Promissory Note issued on December 9, 2015 to Tangiers Investment Group, LLC in the principal amount of $220,000, collectively, the "Convertible Notes"), 3.2.1 (with respect to the "Convertible Notes"), 3.2.5 (with respect to UC Colorado Corporation, a Colorado Corporation, UCANN California Corporation, a California corporation, and UC Oregon Corporation, an Oregon corporation, collectively, the "New Subsidiaries"), 4.1.1 and 4.1.2 of the Note (the "Existing Defaults"). Company has requested that Holder waive the Existing Defaults and forgive all interest accrued and outstanding on December 17, 2015 and all interest accrued in respect of the interest rate increase from 12.0% to 18.0% (the "Default Margin") during the period in which the Existing Defaults were continuing (collectively, "Forgiven Interest").

     D. Holder has agreed to so amend certain provisions of the Note, waive the Existing Defaults and forgive the Forgiven Interest, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

     Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Note.

     Amendments to Note.

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     The Preamble to the Note is hereby  amended and restated in its entirety as follows:

               "FOR VALUE RECEIVED, each of United Cannabis Corporation, a Colorado corporation, UC Colorado Corporation, a Colorado Corporation and UCANN California Corporation, a California corporation UC Oregon Corporation, an Oregon corporation (collectively, together with any successor, referred to as "Company"), jointly and severally, hereby promise to pay to Slainte Ventures, LLC, a Delaware limited liability company (hereinafter, together with any successor or assign, referred to as "Holder"), the principal sum of up to Six Hundred Thousand Dollars ($600,000) (the "Credit Amount") together with interest thereon from the date hereof, payable on the terms set forth below."

     Section 1.4 of the Note is hereby amended and restated in its entirety as follows:

               "1.4 Interest Payment. All Interest due and payable from and after December 18, 2015, other that interest accrued prior to March 16, 2016 in respect of the interest rate increase from 12.0% to 18.0%, shall be paid in warrants for purchase of the Company's stock in the amounts and pursuant to the warrant attached hereto as Exhibit A (the "Warrant"). Section 1.5 of the Note is hereby amended and restated in its entirety as follows:

               "1.5 Maturity. Except as set forth in Section 1.6 below, the entire unpaid principal balance of this Note, all accrued and unpaid interest, and any other amounts payable hereunder and unpaid at such time, shall be paid in full on the earlier of the following dates ("Maturity Date"): (i) December 17, 2016 or (ii) upon acceleration of the Maturity Date as provided in Section 4.2 of this Note. All payments hereunder shall be made without set-off or counterclaim and shall be made to Holder in immediately available funds or, in the case of accrued interest, Warrants on the Maturity Date at Holder's office set forth below, or at such other place as may be designated by Holder.

     Section 2.3 of the Note is hereby amended and restated in its entirety as follows:

               "2.3 Except as set forth on Schedule II, Company does not (i) have any subsidiaries, (ii) own of record or beneficially, directly or indirectly, (a) any equity interests or securities convertible into equity interests of any other entity or (b) any participating interest in any partnership, joint venture or other non-corporate business enterprise; or (iii) control, directly or indirectly, any other entity.

     Section 3.2.5 of the Note is hereby amended and restated in its entirety as follows:

               "3.2.5 Investments. The Company shall not directly or indirectly, make or own (i) a beneficial interest in, any of the Equity Interests of any other Person (other than the Equity Interest of the entities set forth on Schedule II owned by the Company as of the date hereof),
          (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value of any Equity Interests of the Company, or (iii) any direct or indirect investment in, or loan or advance any money to, any entity (including the entities set forth on Schedule II); provided however, the Company may form or otherwise acquire direct and indirect subsidiaries upon receipt of prior consent of Holder, which consent may be withheld in Holder's sole direction, and execution of documentation, reasonably satisfactory to Holder, by Company and such subsidiary providing for such subsidiary to join in, assume and agree, jointly and severally with Company and all other obligors, to pay and perform the Obligations evidenced by the Note and be bound by and to perform all of the covenants in this Note at the time and in the same manner provided.

     Section 4.1.10 of the Note is hereby amended and restated in its entirety as follows:

               "4.1.10 a default or event of default by Company occurs under any warrant or other option agreement between Company and Holder, whether such agreement now exists or is incurred after the date hereof.

     The Note is hereby amended to include "Exhibit A" attached as Exhibit A hereto.

     The Note is hereby amended to add each of the following to "Schedule II" of the Note:

     o    UC Colorado Corporation, a Colorado Corporation - 100%

     o    UCANN California Corporation, a California corporation - 100%

     o    UC Oregon Corporation, an Oregon corporation - 100%

     Waiver. In exchange for the 416,666.67 shares initially provided for in the Warrant, Holder hereby waives the Existing Defaults. Except as expressly provided herein, this Waiver does not constitute a waiver or release by Holder of any Obligations (as defined in the Note) or of any existing Event of Default, other than any Existing Defaults, or Event of Default, which may arise in the future after the date of execution of this Amendment.

     Forgiveness of Interest. Holder hereby forgives and fully discharges the Forgiven Interest. Except as expressly provided herein, this Waiver does not constitute forgiveness or a discharge by Holder of any other Obligations (as defined in the Note).

     Limitation of Amendments and Waiver.

     The amendments set forth in Section 2 and waiver set forth in Section 3, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of the Note, or
(b) otherwise prejudice any right or remedy which Holder may now have or may have in the future under or in connection with the Note.

     This Amendment shall be construed in connection with and as part of the Note and all terms, conditions, representations, warranties, covenants and agreements set forth in the Note, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

     Representations and Warranties. To induce Holder to enter into this Amendment, Company hereby jointly and severally represents and warrants to Holder as follows:

     Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Note are true, accurate and complete in all material respects as of the date hereof with respect to each of the entities comprising the Company, and (b) no Event of Default has occurred and is continuing, other than the Existing Defaults;

     Company has the power and authority to execute and deliver this Amendment and to perform its obligations under the Note, as amended by this Amendment;

     The execution and delivery by Company of this Amendment and the performance by Company of its obligations under the Note, as amended by this Amendment, have been duly authorized;

     The execution and delivery by Company of this Amendment and the performance by Company of its obligations under the Note, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Company, (b) any contractual restriction with a Person binding on Company, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Company, or (d) the organizational documents of Company;

     The execution and delivery by Company of this Amendment and the performance by Company of its obligations under the Note, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Company, except as already has been obtained or made; and

     This Amendment has been duly executed and delivered by Company and is the binding obligation of Company, enforceable against Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

     Release by Company.

     FOR GOOD AND VALUABLE CONSIDERATION, Company hereby forever relieves, releases, and discharges Holder and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment (collectively "Released Claims"). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

     By entering into this release, Company recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Company hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Company should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Company shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Company acknowledges that it is not relying upon and has not relied upon any representation or statement made by Holder with respect to the facts underlying this release or with regard to any of such party's rights or asserted rights.

     This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Company acknowledges that the release contained herein constitutes a material inducement to Holder to enter into this Amendment, and that Holder would not have done so but for Holder's expectation that such release is valid and enforceable in all events.

     Joinder. By executing below, each of UC Colorado Corporation, a Colorado Corporation, UCANN California Corporation, a California corporation, and UC Oregon Corporation, an Oregon corporation, join in, assume and agree, jointly and severally with United Cannabis Corporation, a Colorado corporation, to pay and perform the Obligations (as defined in the Note) evidenced by the Note and be bound by and to perform all of the covenants in the Note at the time and in the same manner provided.

     Put Option Right. Holder irrevocably grants and issues to Company the one-time option and right to elect (the "Put Option"), upon repayment in full prior to the Maturity Date of the entire unpaid principal balance of this Note, together with all accrued and unpaid interest and any other amounts payable hereunder, to require Holder to purchase from Company newly issued shares of common stock, no par value per share, of the Company ("Common Stock") in an amount equal to (i) $100,000.00 divided by (ii) the product of 80% and the average price of the Common Stock for the 30 trading days immediately prior to the date the Put Option is exercised (as reflected on any securities exchange, quotation system or association or similar pricing system covering such security) for an aggregate cash purchase price of $100,000.00. Company shall have the right to exercise such Put Option only during the period commencing on the date of such repayment in full and ending thirty (30) days thereafter (the "Put Option Period"). The Put Option Right shall automatically terminate and expire at 5:00 p.m. eastern time on the last day of the Put Option Period, or if the last day of the Put Option Period is not a Business Day, at 5:00 p.m. eastern time on the first Business Day following the last day of the Put Option Period. The Put Option will be exercised by written notice to the Holder.

     Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     Governing Law. This Note has been made and entered into in the State of Arizona and shall be construed in accordance with the laws of the State of Arizona without giving effect to the principles of conflicts of law thereof.



                            [Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                                    "Company"

                                    United Cannabis Corporation


                                    By:  /s/ Chad Ruby
                                         -------------------------------
                                         Name: Chad Ruby
                                         Title: Chief Operating Officer


                                    UC Colorado Corporation


                                    By:  /s/ Chad Ruby
                                         -------------------------------
                                         Name:  Chad Ruby
                                         Title: COO


                                    UCANN California Corporation


                                    By:  /s/ Chad Ruby
                                         -------------------------------
                                         Name: Chad Ruby
                                         Title: COO

                                    UC Oregon Corporation


                                    By:  /s/ Chad Ruby
                                         -------------------------------
                                         Name: Chad Ruby
                                         Title: COO

Accepted and Agreed:

"Holder"
Slainte Ventures, LLC


By: /s/ Paul Purcell
Name: Paul Purcell
Title:

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                                    EXHIBIT A




<
                                       8
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NEITHER THIS WARRANT,  NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT
(COLLECTIVELY, THE "SECURITIES"), HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, PURSUANT TO REGISTRATION OR QUALIFICATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

                           UNITED CANNABIS CORPORATION
                                     WARRANT

Warrant No. Slainte-1                        Date of Issuance:  March 18, 2016

     United Cannabis Corporation, a Colorado corporation (the "Company"), hereby certifies that, for value received, Slainte Ventures, LLC, a Delaware limited liability company, or its registered assign(s) (the "Holder"), is entitled to purchase from the Company the number of shares of common stock, no par value per share, of the Company (the "Common Stock") (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") determined in accordance with Section 7 hereof (as adjusted from time to time as provided in Section 12), at an exercise price determined pursuant to Section 3 (subject to adjustment, the "Exercise Price"), at any time and from time to time from and after the date hereof through and including the date that is five (5) years following the repayment of the Note in full (the "Expiration Date"), and subject to the following terms and conditions:

     1. Note. This Warrant is being issued by the Company in connection with that certain Default Waiver, First Amendment to Promissory Note and Put Agreement, entered into on March 18, 2016 (the "Note Amendment"), which amends the Promissory Note dated as of December 18, 2014 (as amended, referred to herein as the "Note"), by and between the Company and Holder, and is subject to, and the Company and the Holder shall be bound by, all the applicable terms, conditions and provisions of the Note.

     2. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein shall have the meanings assigned to such terms in the Note.

     3. Exercise Price. This Warrant may be exercised for a price per Warrant Share equal to $0.18, subject to adjustment from time to time pursuant to
Section 12. The Holder may elect to pay the Exercise Price (a) in cash by certified or official bank check, by intra-bank account transfer or by wire transfer of same-day funds, or (b) through a cashless exercise method, in which the Company shall issue to the Holder the number of Warrant Shares determined as follows:

      X = Y x ((A - B ) / A)

     where:

      X = the number of Warrant Shares to be issued to the Holder

      Y = the number of Warrant Shares with respect to which this Warrant is being exercised

      A = the closing price of shares of Common Stock for the Trading Day immediately prior to (but not including) the Date of Exercise

      B = the Exercise Price

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

     4. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The
Company may deem and treat the Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

     5. Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment substantially in the form attached hereto as Attachment B duly completed and signed, to the Company at its address specified herein. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

     6. Exercise and Duration of Warrants. This Warrant shall be exercisable by the registered Holder, in whole or in part, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 6:30 p.m., New York City time, on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. The Company may not call or redeem all or any portion of this Warrant without the prior written consent of the Holder.

     7. Calculation of Shares Issuable Pursuant to Warrant. This Warrant shall be exercisable for a number of shares of Common Stock equal to the result of A plus B plus C where:

     A equals 416,666.67 shares;

     B equals (i) the product of the then-applicable interest rate under the Note and the amount of principal outstanding on the Note, calculated on a daily basis and paid for actual days elapsed, during the period beginning on December 18, 2015 and ending on the date on which the Note is paid in full, divided by (ii) the Exercise Price; and

     C equals (i) the product of 0.02 and the sum of the amount of principal and interest outstanding on the Note on the first day of each calendar month, beginning with February 1, 2016, divided by (ii) the Exercise Price.

8.          Delivery of Warrant Shares.

     (a) To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate number of Warrant Shares represented by this Warrant is being exercised. Upon delivery of an Exercise Notice substantially in the form attached hereto as Attachment A (an "Exercise Notice") to the Company at its address for notice determined as set forth herein, and upon payment of the applicable Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than five Trading Days after the Date of Exercise (as defined below)) issue and deliver, or cause its transfer agent to issue and deliver, to the Holder a certificate for the Warrant Shares issuable upon such exercise registered in the name of the Holder or its designee. A "Date of Exercise" means the date on which the Holder shall have delivered to the Company: (i) an Exercise Notice, appropriately completed and duly signed, and (ii) payment of the Exercise Price (by certified or official bank check, intra-bank account transfer or wire transfer) for the number of Warrant Shares so indicated by the Holder to be purchased, unless the Holder requests a cashless exercise pursuant to Section 3(b) of this Warrant.

     (b) If by the fifth Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 8(a), the Holder will have the right to rescind such exercise.

     (c) The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity, including a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

     9. Charges, Taxes and Expenses. Issuance and delivery of certificated or uncertificated shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee, or other incidental tax or expense in respect of the issuance of such shares, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

     10. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a new Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested.
Applicants for a new warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a new warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver this mutilated Warrant to the Company as a condition precedent to the Company's obligation to issue the new warrant.

     11. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from Liens or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 12). The Company covenants and warrants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable.

     12. Adjustments to Exercise Price and Warrant Shares. The Exercise Price of this Warrant, and the number of Warrant Shares issuable upon exercise of this Warrant, are subject to adjustment from time to time as set forth in this
Section 12.

     (a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company; then in each such case (A) the Exercise Price will be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which equals the number of shares of Common Stock outstanding immediately prior to such event (excluding treasury shares, if any), and the denominator of which equals the number of shares of Common Stock outstanding immediately after such event, and (B) the number of Warrant Shares issuable hereunder shall be concurrently adjusted by multiplying such number by the reciprocal of such fraction. Such adjustments will take effect (1) if a record date shall have been fixed for determining the stockholders or security holders, as applicable, of the Company entitled to receive such dividend, distribution or issuance by reclassification, as the case may be, immediately after such record date, (2) otherwise, immediately after the effective date of such dividend, distribution, subdivision, combination, or issuance by reclassification, as the case may be.

     (b) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or a series of related transactions, (A) effects any merger or consolidation of the Company with or into another Person, (B) effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets, (C) effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (except for issuances by reclassification contemplated by Section 12(a)(iv)), or (D) consummates a stock or share purchase agreement or other business combination (including a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or group making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (ii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person or group of Persons) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property (each transaction or series of transactions referred to in clause (i) or (ii) above, a "Fundamental Transaction"), if so requested by the Holder, the Company shall cause the purchaser(s) in such Fundamental Transaction to acquire all or a portion of this Warrant, with the maximum percentage of the Warrant subject to sale by the Holder to be equal to the percentage of Common Stock or Company's assets, as applicable, being sold in such Fundamental Transaction (the "Saleable Warrant"), for an amount equal to the Fair Market Value of the Saleable Warrant. If the purchaser(s) refuses to purchase the Saleable Warrant, then, as a condition precedent to the closing of the Fundamental Transaction, and prior to making distributions of any proceeds received by the Company in connection with the Fundamental Transaction, the Company shall offer to purchase the Saleable Warrant for an amount equal to the Fair Market Value of the Saleable Warrant. Any amount(s) payable to the Holder pursuant to this Section 12(b) by the purchaser(s) or the Company, as applicable, shall be paid in cash simultaneously with the closing of the applicable Fundamental Transaction. For purposes of this
Section 12(b), the term "Fair Market Value" means, with respect to the Saleable Warrant, (Y) the aggregate value attributable to the Warrant Shares into which the Saleable Warrant is then exercisable (determined pro rata based on the value assigned to the Common Stock or Company assets pursuant to the terms and conditions of the Fundamental Transaction, to be agreed upon in good faith by the Company and the Holder) minus (Z) the aggregate Exercise Price then payable by the Holder to exercise the Saleable Warrant for such Warrant Shares. If the Holder and the Company are unable to agree upon the Fair Market Value of the Saleable Warrant prior to the consummation of the Fundamental Transaction, then the Company shall submit the matter to an independent, reputable investment bank selected and compensated by the Company, subject to the approval of the Holder. Such investment bank shall determine the Fair Market Value of the Saleable Warrant (within the range of values asserted by the Company and the Holder) in accordance with the terms and conditions of this Section 12(b). Such investment bank's determination shall be binding upon all parties absent demonstrable error and shall be a condition precedent to the consummation of the Fundamental Transaction.

     (c) Dilutive Issuances of Common Stock or Other Securities. In order to prevent dilution of the purchase rights granted under this Warrant, the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 12(c) (in each case, after taking into consideration any prior adjustments pursuant to this Section (c)).

               (i) Adjustment to Exercise Price Upon Issuance of Common Stock. Except as provided in Section 12(c)(iii) and except in the case of an event described in either Section 12(a) or Section 12(b), if the Company shall, at any time or from time to time after the date of issuance of this Warrant, issue or sell, or in accordance with Section 12(c)(iv) deemed to have issued or sold, any shares of Common Stock without consideration or for consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale (or deemed issuance or sale), then immediately upon such issuance or sale (or deemed issuance or sale), the Exercise Price in effect immediately prior to such issuance or sale (or deemed issuance or sale) shall be reduced (and in no event increased) to an Exercise Price equal to the lowest price per share attributable to any Common Stock sold in such issuance or sale (or deemed issuance or sale).

               (ii) Adjustment to Number of Warrant Shares Upon Adjustment to Exercise Price. Upon any and each adjustment of the Exercise Price as provided in Section 12(c)(i), the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to any such adjustment shall be increased to a number of Warrant Shares equal to the quotient obtained by dividing (1) the product of (A) the Exercise Price in effect immediately prior to any such adjustment multiplied by
          (B) the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to any such adjustment; by (2) the Exercise Price resulting from such adjustment.

               (iii) Exceptions To Adjustment Upon Issuance of Common Stock. Anything herein to the contrary notwithstanding, there shall be no adjustment to the Exercise Price or the number of Warrant Shares issuable upon exercise of this Warrant with respect to any Excluded Issuance (as defined below).

               (iv) Effect of Certain Events on Adjustment to Exercise Price. For purposes of determining the adjusted Exercise Price under Section 12(c)(i) hereof, the following shall be applicable:

                    (1) Issuance of Options.  If the Company shall,  at any time or from time to time after the date of issuance of this Warrant, in any manner grant or sell (whether directly or by assumption in a merger or otherwise) any Options (as defined below) to purchase Common Stock, whether or not such Options or the right to convert or exchange any Convertible Securities (as defined below) issuable upon the exercise of such Options are immediately exercisable, and the price per share (determined as provided in this paragraph and in Section 12(c)(iv)(5)) for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of Convertible Securities issuable upon the exercise of such Options is less than the Exercise Price in effect immediately prior to the time of the granting or sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting or sale of such Options (and thereafter shall be deemed to be outstanding for purposes of adjusting the Exercise Price under Section 12(c)(i)), at a price per share equal to the quotient obtained by dividing (A) the sum (which sum shall constitute the applicable consideration received for purposes of Section 12(c)(i)) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of all such Options, plus (y) the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of all such Convertible Securities and the conversion or exchange of all such Convertible Securities, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options. Except as otherwise provided in Section 12(c)(iv)(3), no further adjustment of the Exercise Price shall be made upon the actual issuance of Common Stock or of Convertible Securities upon exercise of such Options or upon the actual issuance of Common Stock upon conversion or exchange of Convertible Securities issuable upon exercise of such Options.

                    (2) Issuance of Convertible Securities. If the Company shall, at any time or from time to time after the date of issuance of this Warrant, in any manner grant or sell (whether directly or by assumption in a merger or otherwise) any convertible securities, whether or not the right to convert or exchange any such Convertible Securities is immediately exercisable, and the price per share (determined as provided in this paragraph and in Section 12(c)(iv)(5)) for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities is less than the Exercise Price in effect immediately prior to the time of the granting or sale of such Convertible Securities, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of the total maximum amount of such Convertible Securities shall be deemed to have been issued as of the date of granting or sale of such Convertible Securities (and thereafter shall be deemed to be outstanding for purposes of adjusting the Exercise Price pursuant to Section 12(c)(i)), at a price per share equal to the quotient obtained by dividing (A) the sum (which sum shall constitute the applicable consideration received for purposes of Section 12(c)(i)) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of such Convertible Securities, plus (y) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange of all such Convertible Securities, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. Except as otherwise provided in Section 12(c)(iv)(3), (A) no further adjustment of the Exercise Price shall be made upon the actual issuance of Common Stock upon conversion or exchange of such Convertible Securities and (B) no further adjustment of the Exercise Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Exercise Price have been made pursuant to the other provisions of this Section 12(c)(iv).

                    (3) Change in Terms of Options  or  Convertible  Securities.
               Upon any change in any of (A) the total amount received or receivable by the Company as consideration for the granting or sale of any Options or Convertible Securities referred to in
               Section  12(c)(iv)(1)  or Section  12(c)(iv)(2)  hereof,  (B) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of any Options or upon the issuance, conversion or exchange of any Convertible
               Securities referred to in Section 12(c)(iv)(1) or Section 12(c)(iv)(2) hereof, (C) the rate at which Convertible Securities referred to in Section 12(c)(iv)(1) or Section 12(c)(iv)(2) hereof are convertible into or exchangeable for Common Stock, or
               (D) the maximum number of shares of Common Stock issuable in connection with any Options referred to in Section 12(c)(iv)(1) hereof or any Convertible Securities referred to in Section 12(c)(iv)(2) hereof (in each case, other than in connection with an Excluded Issuance), then (whether or not the original issuance or sale of such Options or Convertible Securities resulted in an adjustment to the Exercise Price pursuant to this Section 12(c)) the Exercise Price in effect at the time of such change shall be adjusted or readjusted, as applicable, to the Exercise Price which would have been in effect at such time pursuant to the provisions of this Section 12(c) had such Options or Convertible Securities still outstanding provided for such changed consideration, conversion rate or maximum number of shares, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment or readjustment the Exercise Price then in effect is reduced, and the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to any such adjustment or readjustment shall be correspondingly adjusted or readjusted pursuant to the provisions of Section 12(c)(ii).

                    (4) Treatment of Expired or Terminated Options or Convertible Securities. Upon the expiration or termination of any unexercised Option (or portion thereof) or any unconverted or unexchanged Convertible Security (or portion thereof) for which any adjustment (either upon its original issuance or upon a revision of its terms) was made pursuant to this Section 12(c) (including without limitation upon the redemption or purchase for consideration of all or any portion of such Option or Convertible Security by the Company), the Exercise Price then in effect hereunder shall forthwith be changed pursuant to the provisions of this Section 12(c) to the Exercise Price which would have been in effect at the time of such expiration or termination had such unexercised Option (or portion thereof) or unconverted or unexchanged Convertible Security (or portion thereof), to the extent outstanding immediately prior to such expiration or termination, never been issued.

                    (5) Calculation of  Consideration  Received.  If the Company
               shall, at any time or from time to time after the date of issuance of this Warrant, issue or sell, or is deemed to have issued or sold in accordance with Section 12(c)(iv), any shares of Common Stock, Options or Convertible Securities: (A) for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor; (B) for consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company shall be the market price (as reflected on any securities exchange, quotation system or association or similar pricing system covering such security) for such securities as of the end of business on the date of receipt of such securities; (C) for no specifically allocated consideration in connection with an issuance or sale of other securities of the Company, together comprising one integrated transaction, the amount of the consideration therefor shall be deemed to be the fair value of such portion of the aggregate consideration received by the Company in such transaction as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be, issued in such transaction; or (D) to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be, issued to such owners. The net amount of any cash consideration and the fair value of any consideration other than cash or marketable securities shall be determined in good faith jointly by the Board and the Holder.

                    (6) Record  Date.  For  purposes  of any  adjustment  to the
               Exercise Price or the number of Warrant Shares in accordance with this Section 12(c), in case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them
               (A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                    (7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof or the transfer of such shares among the Company and its wholly-owned subsidiaries) shall be considered an issue or sale of Common Stock for the purpose of this Section 12(c).

               (v) Defined Terms. For purposes of this Section 12(c):

                    (1) "Common Stock Deemed  Outstanding"  means,  at any given time, the sum of (A) the number of shares of Common Stock actually outstanding at such time, plus (B) the number of shares of Common Stock issuable upon exercise of Options actually outstanding at such time, plus (C) the number of shares of Common Stock issuable upon conversion or exchange of Convertible
               Securities  actually   outstanding  at  such  time  (treating  as
               actually outstanding any Convertible Securities issuable upon exercise of Options actually outstanding at such time), in each case, regardless of whether the Options or Convertible Securities are actually exercisable at such time; provided, that Common
               Stock Deemed Outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries.

                    (2) "Convertible  Securities" means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.

          (3) "Excluded Issuances" means any issuance or sale (or deemed issuance or sale in accordance with Section 12(c)(iv)) by the Company after the date of issuance of this Warrant of: (A) shares of Common Stock issued upon the exercise of this Warrant; (B) shares of Common Stock (as such number of shares is equitably adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations) issued directly or upon the exercise of options to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company, in each case authorized by the Company's board of directors and issued pursuant to the Company's 2014 Stock Incentive Plan; or (C) shares of Common Stock issued upon the conversion or exercise of Options (other than Options covered by clause (B) above) or Convertible Securities that were outstanding prior to the date of issuance of this Warrant, provided that such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof.

                    (4) "Options"  means any warrants or other rights or options
               to  subscribe  for  or  purchase   Common  Stock  or  Convertible
               Securities.

          (d) Other Events. If any event of the type contemplated by the provisions of this Section 12 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) occurs, then the Board shall make an appropriate adjustment in the Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant so as to protect the rights of the Holder in a manner consistent with the provisions of this Section 12; provided, that no such adjustment pursuant to this Section 12(d) shall increase the Exercise Price or decrease the number of Warrant Shares issuable as otherwise determined pursuant to this Section 12.

          (e)   Certificate  as  to   Adjustment.   As  promptly  as  reasonably
     practicable following any adjustment of the Exercise Price, but in any event not later than five Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof. As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than five Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the Exercise Price then in effect and the number of Warrant Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.

          (f) Notices of Certain Events. In the event:

               (i) that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other right; or

               (ii) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company's assets to another Person; or

               (iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company shall send or cause to be sent to the Holder at least 20 days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to this Warrant and the Warrant Shares.

     13. Intentionally omitted.

     14. No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay the Holder an amount of cash equal to the product of such fraction multiplied by the closing price of one share of Common Stock as reported on the principal trading market for the Common Stock on the Date of Exercise.

     15. Registration Rights. The Company covenants and agrees to grant Holder the registration rights set forth in Attachment C attached hereto.

     16. Notices. Any and all notices or other communications or deliveries hereunder (including any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number pursuant to this Section 16 prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified pursuant to this Section 16 on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service to the street address specified pursuant to this Section 16, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be as follows:

          (a) if to the Company, to:

              United Cannabis Corporation
              1600 Broadway, Suite 1600
              Denver, Colorado 80202
              Attn:  Chief Executive Officer

              with a copy to (which shall not constitute notice to the Company):

              William T. Hart
              Hart & Hart, LLC
              1624 Washington Street
              Denver, CO 80203
              Facsimile:  (303) 839-5414

          (b) if to the Holder, to:

              c/o Slainte Ventures, LLC
              227 West Monroe, Suite 5045
              Chicago, Illinois 60606
              Attn:  Paul Purcell, Manager

     (or, if applicable, to the address, facsimile number or email or street address appearing on the Warrant Register)

              with a copy to (which shall not constitute notice to the Holder):

              Snell & Wilmer L.L.P.
              One Arizona Center
              400 East Van Buren
              Phoenix, Arizona 85004
              Attn:  Daniel M. Mahoney, Esq.
              Facsimile:  (602) 382-6070

or to such other address, facsimile number or email address as the Company or the Holder may provide to the other in accordance with this Section 16.

     17.Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

     18. Participation in Cash Dividends. The Holder, in its capacity as the holder of this Warrant, shall be entitled to receive such dividends paid and distributions of any kind made, in cash or property (other than stock dividends or similar distributions contemplated by Section 12(a)), to the holders of Common Stock of the Company to the same extent as if the Holder had fully exercised this Warrant into Common Stock upon full payment of the Exercise Price in cash in accordance with Section 3(a) (without regard to any limitations on exercise herein or elsewhere and without regard to whether or not a sufficient number of shares are authorized and reserved to effect any such exercise and issuance) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

     19. No Impairment. The Company shall not, by amendment of its Articles of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the exercise rights of the Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

     20. Miscellaneous.

     (a) Assignment. Subject to the restrictions on transfer described herein, the rights and obligations of the Company and the Holder shall be binding upon, and inure to the benefit of, the successors, assigns, heirs, administrators and transferees of the parties. The Company shall not have the right directly or indirectly to assign or transfer this Warrant without the prior written consent of the Holder, which may be withheld in the Holder's sole discretion, or as part of a Fundamental Transaction. Each Holder may assign its respective rights hereunder in the manner and to the Persons permitted under the Note.

     (b) No Third Party Beneficiaries. Nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.

     (c) Amendments; Waiver. This Warrant may be amended only in writing signed by the Company and the Holder. Any provision of this Warrant may be waived, but only if in writing by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Warrant shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

     (d) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Arizona, without regard to principles of conflict of laws.

     (e) Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law in any respect, such provision shall be excluded from this Warrant and the balance of this Warrant shall be construed and interpreted as if such provision were so excluded and shall be enforceable in accordance with its remaining terms.




      [Remainder of Page Intentionally Left Blank; Signature Page Follows]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                          UNITED CANNABIS CORPORATION,
                                          a Colorado corporation

                                          By: /s/ Chad Ruby
                                              --------------------------------
                                          Name: Chad Ruby
                                                ------------------------------
                                          Title: COO
                                                 -----------------------------

                                                                    ATTACHMENT A

                                 EXERCISE NOTICE

To United Cannabis Corporation:

     The undersigned hereby irrevocably elects to purchase shares (the "Shares") of common stock, no par value per share ("Common Stock"), of United Cannabis Corporation, a Colorado corporation, pursuant to Warrant No. Slainte-1, originally issued on March 16, 2016 (the "Warrant"). The undersigned elects to utilize the following manner of exercise:

      Shares:
            _____   Full Exercise of Warrant
            _____   Partial Exercise of Warrant (in the amount of ______ Shares)

      Exercise Price:   $__________

      Manner of Exercise:
            _____   Certified or Official Bank Check
            _____   Intra-Bank Account Transfer
            _____   Wire Transfer
            _____   Cashless Exercise (pursuant to Section 3(b) of the Warrant)

     [Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the [undersigned]/[the undersigned's nominee as is specified below].]

                                       Date: ________________________________
                       Full Name of Holder*: ________________________________
           Signature of Holder or Authorized ________________________________
                             Representative: ________________________________
                Name and Title of Authorized ________________________________
                            Representative+: ________________________________
  Additional Signature of Holder
    (if jointly held):                       ________________________________
  Social Security or Tax Identification
     Number:                                 ________________________________
                          Address of Holder: ________________________________
                                             ________________________________
                                             ________________________________
            Full Name of Nominee of Holder+: ________________________________
              Address of Nominee of Holder+: ________________________________
                                             ________________________________
                                             ________________________________

* Must conform in all respects to name of holder as specified on the face of the Warrant.

If applicable.

                                                                    ATTACHMENT B

                               FORM OF ASSIGNMENT
           [To be completed and signed only upon transfer of Warrant]

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the attached Warrant to purchase __________ shares of Common Stock of United Cannabis Corporation, a Colorado corporation (the "Company"), to which the Warrant relates and appoints ________________ as attorney to transfer said right on the books of the Company with full power of substitution in the premises.

                                       Date: ________________________________
                       Full Name of Holder*: ________________________________
           Signature of Holder or Authorized ________________________________
                             Representative: ________________________________
                Name and Title of Authorized ________________________________
                            Representative+: ________________________________
  Additional Signature of Holder
    (if jointly held):                       ________________________________
  Social Security or Tax Identification
     Number:                                 ________________________________
                          Address of Holder: ________________________________
                                             ________________________________
                                             ________________________________
            Full Name of Nominee of Holder+: ________________________________
              Address of Nominee of Holder+: ________________________________
                                             ________________________________
                                             ________________________________

In the presence of:                          ________________________________



* Must conform in all respects to name of holder as specified on the face of the Warrant. + If applicable.

                                                                    ATTACHMENT C

                               REGISTRATION RIGHTS

     1. Definitions. For purposes of this Attachment C to the Warrant No. Slainte-1:

     1.1. The term "Affiliate" means with respect to any individual, corporation, partnership, association, trust, or any other entity (in each case, a "Person"), any Person which, directly or indirectly, controls, is controlled by or is under common control with such Person, including, without limitation any general partner, officer or director of such Person and any venture capital fund now or hereafter existing which is controlled by or under common control with one or more general partners or shares the same management company with such Person.

     1.2. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder

     1.3. The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     1.4. The Term "Immediate Family Member" shall mean a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a person referred to herein.

     1.5. The term "Initiating Holders" means, collectively, any Holders who properly initiate a registration request pursuant to the rights afforded the Holders herein.

     1.6. The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

     1.7. The term "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     1.8. The term "Violation" means losses, claims, damages, or liabilities (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by any other party hereto, of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

All initially capitalized terms not otherwise defined in this Attachment C shall have the meaning ascribed to them by the Warrant.

     2. Registration Rights. The Company covenants and agrees that the Holder (and its successors and assigns, any of which are referred to herein as a "Holder" and together as, the "Holders") shall have the following rights with respect to all shares of Common Stock owned or controlled by the Holders, including any Warrant Shares issued or issuable pursuant hereto (collectively the "Registrable Securities"):

     2.1. Company Registration. If the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty
(20) days after mailing of such notice by the Company in accordance with the terms of the Warrant, the Company shall, subject to the provisions of Section 2.5, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.1 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.4 hereof. Notwithstanding anything herein to the contrary, no registration rights will be available with respect to any registration statement pertaining to an equity line of credit with Dutchess Opportunity Fund, II, LP.

     2.2. Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

     (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such 120-day period shall be extended for up to 90 days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

     (c) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

     (d) use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders;

     (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

     (f) cause all such Registrable Securities registered pursuant to this Warrant to be listed on a national securities exchange or trading system and each securities exchange and trading system on which similar securities issued by the Company are then listed; and

     (g) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     2.3. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of Holder that Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be
reasonably   required  to  effect  the  registration  of  Holder's   Registrable
Securities.

     2.4. Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section
2.1 hereof for each Holder  (which  right may be assigned as provided in Section
2.9 hereof), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements, not to exceed $20,000, of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

     2.5. Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock pursuant to Section 2.1, the Company shall not be required to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that the underwriters determine in their reasonable discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company determine in their sole discretion will not jeopardize the success of the offering. In no event shall any Registrable Securities be excluded from such offering unless all other stockholders' securities have been first excluded. In the event that the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be apportioned pro rata among the selling Holders based on the number of Registrable Securities held by all selling Holders or in such other proportions as shall mutually be agreed to by all such selling Holders. Notwithstanding the foregoing, in no event shall the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering. For purposes of the preceding provision concerning apportionment, for any selling stockholder which is a Holder of Registrable Securities and which is an investment fund, partnership, limited liability company or corporation, the partners, members, retired partners, retired members, stockholders and Affiliates of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder", and any pro-rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling Holder," as defined in this sentence.

     2.6. Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

     2.7. Indemnification.

In the event any Registrable Securities are included in a registration statement under this Section 2:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers, directors and stockholders of each Holder, legal counsel and accountants for the Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Violation and the Company will pay to each such Holder, underwriter, controlling person or other aforementioned person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, controlling person or other aforementioned person.

     (b) To the extent permitted by law, each selling Holder will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 2.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this subsection 2.7(b) exceed the net proceeds from the offering received by such Holder, except in the case of fraud or willful misconduct by such Holder.

     (c) Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7.

     (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 2.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.7, then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided however, that, in any such case,
(I) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (II) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation; provided further, that in no event shall a Holder's liability pursuant to this Section 2.7(d), when combined with the amounts paid or payable by such holder pursuant to Section 2.7(b), exceed the proceeds from the offering (net of any underwriting discounts or commissions) received by such Holder, except in the case of willful fraud by such Holder.

     (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     (f) Unless otherwise superceded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this

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Section 2, and otherwise and shall survive the termination of this Agreement.

     2.8. Reports Under Exchange Act. With a view to making available to the Holders the benefits of Sec Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company is subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     2.9. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities that (i) is a subsidiary, Affiliate, parent, partner, member, limited partner, retired partner, retired member or stockholder of a Holder,
(ii) is a Holder's family member or trust for the benefit of an individual Holder, or (iii), after such assignment or transfer, holds at least 50,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided:
(a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned;
(b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 2.11 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferee or assignee (i) that is a subsidiary, parent, partner, limited partner, retired partner, member, retired member or stockholder of a Holder; (ii) that is an Affiliate of the Holder, which means with respect to a limited liability company or a limited liability partnership, a fund or entity managed by the same manager or managing member or general partner or management company or by an entity controlling,

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controlled by, or under common  control with such manager or managing  member or general partner or management company, (iii) who is a Holder's Immediate Family Member, or (iv) that is a trust for the benefit of an individual Holder or such Holder's Immediate Family Member, shall be aggregated together and with those of the assigning Holder; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 2.

     2.10. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of any securities held by such holder or prospective holder, provided, however, that no such consent of the Holders shall be required with respect to any such agreement between the Company and Dutchess Opportunity Fund, II, LP pertaining to an equity line of credit.

     2.11.  Termination  of  Registration  Rights.  The rights set forth in this
Section 2 shall terminate upon a Fundamental Transaction.